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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Aspect Development Inc.'s previously filed Registration Statements on Form S-8 (File No. 333-11747, File No. 333-36117,File No. 333-43139, File No. 333-63047, File No. 333-37524, File No.
333-75919, and File No. 333-86939).

                                                        /s/ Arthur Andersen LLP

San Jose, California
June 21, 2000